November 7, 2005

Emcore Company Overview

"A Communications Solutions Company"

AeA Classic, San Diego, November 8-9, 2005

Reuben F. Richards, Jr. Chief Executive Officer

Tom Werthan Chief Financial Officer

"Safe Harbor" Statement

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to future events that involve risks and uncertainties, including but not limited to EMCORE's projected financial results for the fourth quarter of fiscal 2005, year end results for fiscal 2005 and estimates for fiscal 2006. Actual operating results may differ materially from such forward-looking statements and are subject to certain risks, including risks arising from: changes in accounting treatment for items that are still under review; cancellations, rescheduling or delays in product shipments; manufacturing capacity constraints; lengthy sales and qualification cycles; difficulties in the production process; changes in semiconductor industry growth, increased competition, delays in developing and commercializing new products, and other factors described in EMCORE's filings with the Securities and Exchange Commission. The forward-looking statements contained in this release are made as of the date hereof and EMCORE does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

EMCORE Corporation

EMCORE is a full service provider of communications solutions over all forms of media: copper, fiber, wireless and satellite

Electronic Materials

Foundry-based RF Materials / Transistors for Wireless



Digital Fiber Optics



Data / Telecom
Die / Modules / Subsystems

Ortel Fiber Optics

Data / Telecom
Analog CATV
Die / Modules / Subsystems



Solar Panels



Wafers / Devices
Panels

Alternative Energy, Terrestrial Applications

Lighting JV with GE - GELcore

LED Signals
LED Channel Lighting
LED Overhead Lighting



Network Overview



Microwave/RF Transmitters/Receivers
Solar cells and panels
Epi wafers for RF circuits
EPV
EMD
Microwave
Earth Station
Ortel
CATV Transmitters/ Receivers & FTTX
Microwave/RF Transmitters/Receivers
TVRO = TeleVision Receive Only (big dish)
TVRO
Multiple Dwelling Units
10G Transmit/Receive Module, LX4, CX4, Xenpak
Central Office
Ortel
CATV Headends
Telecommunications Backbone
EFO
Central Office
10G modules LR Xenpak, X2
EFO
Concentrator
Metro Ring
Intermediate Hubs
Node
CATV Transmitters/ Receivers
And FTTX products
Ortel
Parallel Optics, 4 & 12 channel transceivers

Emcore's Global Presence


EMCORE
(Silicon Valley)
EMCORE
(Downers Grove)
GELcore
Asian Reps
Ortel
EMCORE Headquarters
Europe
Service Center
European Reps
EMCORE Asia
Taiwan
EMCORE
Fiber Optics, Optical Devices
& PhotoVoltaics
Emcore China
Office

Recent Customers and Partnerships

EMCORE

ABB | agere systems | intel | AMP | ALCATEL | ANADIGICS

IBM | JDS Uniphase | SHARP | CIENA | tyco | GE

Agilent Technologies | BOEING | Cisco Systems | Scientific Atlanta | MOTOROLA intelligence everywhere

GM General Motors | hp HEWLETT PACKARD | Infineon technologies | LOCKHEED MARTIN | Harmonic | HITACHI

NEC | NetApp The evolution of storage | OKI | PHILIPS | NTT Group

NORTEL NETWORKS | Panasonic | RF MICRO-DEVICES | Rockwell | SAMSUNG | infinera Solutions For Optical Networks

LORAL Space & Communications | SIEMENS | Texas Instruments | THALES | TriQuint SEMICONDUCTOR | MITSUBISHI SEMICONDUCTORS

Ortel's FTTx Opportunity

SBC

"Fiber-to-the-Node"
$4-6B Investment through '09


Headend
C.O.
DLC or DSLAM

20x faster than DSL and 6x faster than cable modems

~500 Homes Per DSLAM

Betting on as yet unknown services

(Movie Downloads, CAMs)

BELLSOUTH

"Fiber-to-the-Curb"


Headend
C.O.
DLC or DSLAM
Curb

Copper from Nodes

~8 Homes Served Per Curb

(New technology to speed service, Data Compression extending the life of copper)

verizon

"Fiber-to-the-Home
$2.5B thru '05 Reaching 73M homes


Headend
C.O.

Infrastructure dollars expended =

Revenue for Ortel

~32 Homes Served

Fiber Cable
Copper Cable

Emcore Digital Fiber Optics

- 10 Gbs Ethernet Market is expected to experience a CAGR of >100% over the next 4 years to a market >$100M.*
- EMCORE's 850nm VCSEL based components are the current market leader, and supply a low cost basis for EMCORE's module business
- EMCORE 10Gbs products lead market: LX4, CX4, Smartlink™, and 10G TOSAs
- EMCORE parallel optical module for switch, router and HPC applications leads market.

Smartlink™	LX4	CX4	10G TOSA
			

Solar Panels for Space Based Communications

EMCORE PHOTOVOLTAICS

Market

- Satellite power systems

Customers

- Space Systems / Loral
- Lockheed Martin
- Boeing

Products

- 28% efficiency triple junction solar cell
- Integrated Diodes for on Orbit Reliability
- Equivalent cost per watt vs. silicon

New Products

- Lower cost per watt vs. silicon
- 28.5% efficiency solar cells
- Solar concentrators for terrestrial use
- Lower cost per watt vs. silicon

Solar Cells





Solar Panels

Terrestrial Application of Triple Junction Technology

- EMCORE's triple junction solar cell technology is being adapted to terrestrial power generation
- Target market is grid-tied utility scale power production via solar concentrator systems, multi-unit dwellings where geography is an issue
- Lens concentrates solar flux to 500 – 1,000 times normal irradiance
  - Key to cost competitiveness with silicon
- Conversion efficiency improves under concentrated illumination
  - 35% cell efficiency attained
  - Silicon peaks out at ~20%



Solar Flux
1x
Lens
Solar Cell
1,000x
Receiver
not to scale

GELcore Products

Highlights

- CY 2004, ~$70 million in revenues, profitable
- Cash flow positive
- Estimate of $80 million for CY 2005
- Transfer of work to Mexico from Canada completed, return to profitability in the September 2005 quarter

LED Signals

- Complete technology integration
- Electronics, optics, and high brightness LED technology

LED Channel Lighting

- High efficiency neon alternative
- Rapid return on investment
- Lower operating and maintenance costs

New Market

- Commercial Refrigeration



GELcore

Financial Highlights

- **Key metrics last 4 quarters:**

	Sept 04	Dec 04	Mar 05	June 05
Gross margin	4%	8%	18%	20%
Adj.EBITDA	($6.5)	($4.7)	+$03	+$0.5

- **Photovoltaics-Inroads on terrestrial solar cells**
- **Still sole LX-4 & CX-4 provider to Cisco**
- **FTTX design win**




ORTEL

($ in millions)


$51
$60
$93
+55%
$127
+37%
+20%
to
30%
FY '02
FY '03
FY '04
FY '05
FY '06
Projected

Financial Highlights-continued

- **Fiscal Year 2005:**
  - 12 month revenues of $127.6 million, increase of 37% y/y, virtually all organic growth
  - September quarter, revenues of $37 million, increase of 45% y/y and11% seq.
  - Adj. EBITDA positive results, final 3 quarters of fiscal 2005, cash generated in fiscal 4th quarter
  - Backlog increased to $40.3 million at year-end, an increase of 17%
- **Major events, FY 2005**
  - Spin-out of GaN technology group into Velox Semiconductor, raising $6 million
    - Emcore maintains ~20% equity stake
    - Operating expenses decreasing ~$1.2 million annually
  - Announced closing of COI facility, and subsequent re-opening due to receipt of $8+ million contract
    - Consolidation to Albuquerque, NM
    - Estimated cost savings of $3 million annually after shut down costs
- **Increasing revenue guidance for December quarter to $39 million**

Emcore Company Overview

"A Communications Solutions Company"

AeA Classic, San Diego, November 8-9, 2005

Reuben F. Richards, Jr. Chief Executive Officer

Tom Werthan Chief Financial Officer